UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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NovaBay Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

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NOVABAY PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2008

To the Shareholders of NovaBay Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a California corporation, will be held on June 5, 2008 at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608 for the following purposes:

1.

To elect three Class I directors to hold office for a term of three years or until their respective successors are elected and qualified. The nominees for election are Anthony Dailley, John (“Jack”) O’Reilly and Robert R. Tufts.

2.

To approve an amendment to the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, which would automatically increase the number of shares of common stock authorized for issuance under the plan every year, beginning January 2009, in an amount equal to the lesser of (a) 1,000,000 shares or (b) 4% of the number of shares of our common stock outstanding on the last day of the preceding year or (c) such lesser number as determined by our Board of Directors.

3.	To transact any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 21, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting.

All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid and addressed envelope. If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee) you should receive from that institution an instruction form for voting in lieu of a proxy card. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,

April 23, 2008	Ramin (“Ron”) Najafi, Ph.D.
Chairman of the Board, Chief Executive
Officer and President

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

NOVABAY PHARMACEUTICALS, INC. 5980 Horton Street, Suite 550 Emeryville, California 94608

PROXY STATEMENT

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of NovaBay Pharmaceuticals, Inc., a California corporation, to be voted at the 2008 Annual Meeting of Shareholders to be held on June 5, 2008 (the “Annual Meeting”) and at any adjournment or postponement of the meeting. The Annual Meeting will be held at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608. These proxy solicitation materials are expected to be mailed on or about May 2, 2008 to all shareholders entitled to vote at the Annual Meeting.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders (the “Notice”) and are described in more detail in this proxy statement.

Voting; Quorum

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 21, 2008. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder as of the record date. As of the record date, 21,301,270 shares of our common stock were outstanding and no shares of our preferred stock were outstanding. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

In the election of directors under Proposal One, the three nominees receiving the highest number of affirmative votes of our common stock, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected. Proposal Two requires the affirmative vote of the holders of a majority of our common stock present or represented by proxy and entitled to vote at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. For Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulation of votes cast on such proposal presented to the shareholders. For Proposal Two, abstentions and broker non-votes will be counted towards the tabulation of votes cast on such proposal presented to the shareholders and will have the same effect as negative votes. Because proposals regarding modifications to stock incentive plans like the 2007 Omnibus Incentive Plan are not matters on which brokers are empowered to vote without instructions, there may be broker non-votes on Proposal Two.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from that institution an instruction form for voting. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards that have been signed, dated and timely returned will be counted in the quorum and voted.

If the enclosed proxy card is properly signed and returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal Two described in the Notice and this proxy statement. The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our corporate Secretary at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Voting by Telephone or through the Internet

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible shareholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

Solicitation

We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional solicitation material furnished to the shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we may retain a professional firm of proxy solicitors to assist in the solicitation of proxies. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by us.

Note with Respect to Forward-Looking Statements

We have made certain forward-looking statements in this proxy statement that relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. Although we believe that such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations. All forward-looking statements attributable to us are expressly qualified in their entirety by such language. We do not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our articles of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board of Directors. As a result, a portion of our Board of Directors will be elected each year. Our Board of Directors currently consists of eight persons. Messrs. Dailley, O’Reilly and Tufts have been designated Class I directors whose terms expire at this Annual Meeting. Messrs. Cashion. McPherson and Wicks have been designated Class II directors whose terms expire at the 2009 Annual Meeting. Messrs. Freiman and Najafi have been designated Class III directors whose terms expire at the 2010 Annual Meeting.

The class whose term of office expires at the Annual Meeting currently consists of three directors. On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved Anthony Dailley, John (“Jack”) O’Reilly and Robert R. Tufts as nominees for election in the class being elected at the Annual Meeting to serve for a term of three years, expiring at the 2011 Annual Meeting of Shareholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Shareholder Approval

The three nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote “FOR” the Class I director nominees listed below.

Directors and Nominees

The names of our directors and nominees, their ages and positions with us as of March 31, 2008, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	49	Chairman of the Board, Chief Executive Officer and President
Charles J. Cashion(1)	57	Director
Anthony Dailley, D.D.S.(2)	52	Director
Paul E. Freiman(1)(2)(3)	73	Director
T. Alex McPherson, M.D., Ph.D.(2)(3)	69	Director
John (“Jack”) O’Reilly	65	Director and SVP, Corporate and Business Development
Robert R. Tufts	74	Director
Tony D.S. Wicks(1)(2)(3)	69	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Class I Director Nominees

Anthony Dailley, D.D.S. has served as a director since May 2002. Dr. Dailley is one of our founders and has been involved in a number of start-up companies, including serving as a director of NovaCal Pharmaceuticals, LLC (“NovaCal LLC”) from January 2000 to May 2002. We acquired all of the assets of NovaCal LLC in July 2002. Dr. Dailley currently serves as the President of Breathcare, a specialty dental practice which he founded in 2000. From 1995 to 2000, he was the Treasurer and a member of the board of directors of Indicator Technologies, Inc., a medical device company in California. From 1985 to 1987, he was a co-owner of 1-800-DENTIST, a dentist referral service which he co-founded. Dr. Dailley also held a teaching position at the University of the Pacific School of Dentistry for a number of years. Dr. Dailley received his B.S. in cell and molecular biology from San Francisco State University and his dental degree from the University of the Pacific School of Dentistry in San Francisco.

John (“Jack”) O’Reilly has served as a director and officer since July 2002, as our Senior Vice President, Corporate and Business Development since November 2004. Mr. O’Reilly also served as our Chief Executive Officer from July 2002 to October 2004, and as our Chief Financial Officer and Treasurer from November 2004 to January 2008. From February 2002 to June 2002, Mr. O’Reilly was a director and the Chief Executive Officer of NovaCal LLC. From 2000 to January 2002, he was the Executive Chairman of Xomol Inc., a healthcare information technology company. Mr. O’Reilly’s prior experience also includes several positions at Syntex Corporation, where he served as the Senior Director of Corporate Development, Finance Director of the Pharmaceutical Group and CFO of operating units in France and Switzerland, as the President of Vectorpharma International, Inc., a drug delivery company which was sold to Recordati S.p.A., a multinational European pharmaceutical company, and as the Chief Executive Officer of Spectra Biomedical, Inc., a clinical genetics company sold to GlaxoSmithKline. Mr. O’Reilly received a B.A. in history from Oxford University and an M.B.A. from Stanford University.

Robert R. Tufts has served as a director since May 2002. He also served as a director of NovaCal LLC from February 2001 to May 2002. Mr. Tufts is a founding law partner of Tufts Stephenson & Kasper, LLP, which he founded in April 1999, and was formerly a partner with Jackson Tufts Cole and Black, LLP for over 35 years. He specializes in corporate representation for start-up and emerging businesses, business financings, mergers and acquisitions, and in corporate taxation. Mr. Tufts received his B.A. in history from New York University and received his law degree from Harvard Law School.

Directors Whose Terms Continue

Class II Directors—Terms Expiring at the 2009 Annual Meeting

Charles J. Cashion has served as a director since November 2005. Mr. Cashion currently serves as the Senior Vice President, Finance and Chief Financial Officer of Conatus Pharmaceuticals Inc., a biotechnology start-up company focused in the areas of inflammation and liver disease, which he co-founded with other senior management of Idun Pharmaceuticals, Inc. following the sale of Idun to Pfizer, Inc. in July 2005. From 2001 to July 2005, Mr. Cashion was the Executive Vice President, Chief Financial Officer and Secretary of Idun. Mr. Cashion’s prior experience also includes serving as the Senior Vice President, Chief Financial Officer and Secretary of Quidel Corporation, a publicly owned, medical diagnostics company, and as the Senior Vice President, Finance, Chief Financial Officer, Secretary, and Treasurer of The Immune Response Corporation, a publicly owned biopharmaceutical company. Mr. Cashion received his B.S. in accounting and an M.B.A. in finance from Northern Illinois University.

T. Alex McPherson, M.D., Ph.D. has served as a director since July 2006. Dr. McPherson was President and Chief Executive Officer of Biomira, Inc., a biotechnology company specializing in the development of products for the treatment of cancer, from 1991 until his retirement in May 2006. He is a Fellow of the Australasian, Canadian and American Colleges of Physicians and is a past President of both the Alberta and Canadian Medical Associations. Dr. McPherson is currently a Professor Emeritus in the Faculty of Medicine of the University of Alberta, and was Deputy Minister of the Alberta Ministry of Hospitals and Medical Care, and was Deputy Commissioner and Executive Director of the Premier’s Commission on Future Health Care for Albertans (The Rainbow Report). He also serves on the board of directors of Carrington Laboratories, Inc. Dr. McPherson received his M.D. in medicine from the University of Alberta and his Ph.D. from the University of Melbourne.

Tony D.S. Wicks has served as a director since May 2002. He also served as a director of NovaCal LLC from March 2001 to May 2002. Since 1995, Mr. Wicks has been pursuing private investments, venture work and participating in property investments. Prior to that, from 1986 to 1995, Mr. Wicks was the Chief Executive Officer of American Resource Corporation Inc., a public company in the mining industry with activities in North & South America. Prior to that, he served as the Chief Executive Officer of several public and private companies in Europe and the U.S. and was directly involved in company start-up operations, and with public listings. Mr. Wicks received his H.N.C. in electrical engineering from Essex Polytechnic.

Class III Directors—Terms Expiring at the 2010 Annual Meeting

Paul E. Freiman has served as a director since May 2002. He also served as a director of NovaCal LLC from May 2001 to May 2002. Since May 1997, Mr. Freiman has been the President and Chief Executive Officer of Neurobiological Technologies, Inc., a biotechnology company focused on acquiring and developing central nervous system related drug candidates. He has also served as a member of the board of directors of Nerubiological Technologies since April 1997. Mr. Freiman’s prior experience includes serving as the former chairman and chief executive officer of Syntex Corporation, which was sold to The Roche Group for $5.3 billion during his tenure. Mr. Freiman currently serves as Chairman of Penwest Pharmaceutical Co., and serves on the boards of Calypte Biomedical Corporation and NeoPharm, Inc. Mr. Freiman received a B.S. degree in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Ramin (“Ron”) Najafi, Ph.D. has served as our Chairman of the Board and President since July 2002, and as our Chief Executive Officer since November 2004. Prior to joining us, from January 2000 to June 2002, Dr. Najafi served in various management positions with NovaCal LLC, including as Chairman of the Board from January 2000 to June 2002, as President and Chief Scientific Officer from February 2002 to June 2002, and as Chief Executive Officer from January 2000 to February 2002. From 1996 to December 2000, Dr. Najafi was the President and Chief Executive Officer of California Pacific Labs, Inc., a chemical laboratory supplies company. Dr. Najafi’s prior experience also includes serving as a scientist at Aldrich Chemical, Rhone Poulenc Rorer (now Sanofi-Aventis), and at Applied Biosystems (a division of PerkinElmer, Inc.). Dr. Najafi received a B.S. and M.S. degree in Chemistry from the University of San Francisco and a Ph.D. in Organic Chemistry from the University of California at Davis.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabaypharma.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

The Board of Directors has determined that Messrs. Cashion, Dailley, Freiman, McPherson, Tufts and Wicks each satisfies the requirements for “independence” as defined in the AMEX Company Guide.

Board Committees and Meetings

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabaypharma.com.

During the year ended December 31, 2007, the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors—eleven; Audit Committee—six; Compensation Committee—six; and Nominating and Corporate Governance Committee—none. During 2007, no director other than Paul Freiman attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee. Our Audit Committee consists of Messrs. Cashion, Freiman and Wicks. Mr. Cashion is the Chair of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is independent, as defined in the AMEX Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Cashion qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	engaging and determining the compensation of our independent auditors and oversight of the work of our independent auditors;

•

reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters; and

•	reviewing our financing plans and reporting recommendations to our full Board of Directors for approval and to authorize action.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our Compensation Committee consists of Messrs. Wicks, Dailley, Freiman and McPherson. Mr. Wicks is the Chair of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is independent, as defined in the AMEX Company Guide. The functions of this committee include:

•

reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans;

•	reviewing and approving executive officer and director indemnification and insurance matters; and

•	advising and consulting with our officers regarding managerial personnel and development.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Messrs. McPherson, Freiman and Wicks. Mr. McPherson is the Chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the AMEX Company Guide. The functions of this committee include:

•	identifying qualified candidates to become members of our Board of Directors;

•	selecting nominees for election of directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

•	selecting candidates to fill vacancies of our Board of Directors;

•	developing and recommending to our Board of Directors our corporate governance guidelines; and

•	overseeing the evaluation of our Board of Directors.

In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our and its shareholders’ long-term interests. These factors, and others as considered useful by the Nominating and Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Nominating and Corporate Governance Committee leads the search for and selects, or recommends that the Board select candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our shareholders who meet the eligibility requirements for submitting shareholder proposals for inclusion in our next proxy statement. This committee will evaluate such recommendations applying its regular nominee criteria. Eligible shareholders wishing to recommend a nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the corporate Secretary, by the deadline for shareholder proposals set forth in the prior year’s proxy statement, specifying the following information: (i) the shareholder’s intent to nominate one or more persons for election as director of the corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iv) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (v) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) such information as the Board of Directors or the Nominating and Corporate Governance Committee, or similar committee appointed by the Board of Directors, may require pursuant to resolutions of the Board or such committee’s charter, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of the company.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of shareholders; however, directors are encouraged to attend all such meetings. We completed our initial public offering in October 2007. Accordingly, the 2008 Annual Meeting of Shareholders will be the first meeting of shareholders that we hold as a public company.

Shareholder Communications to the Board

Our Board of Directors has implemented a process by which shareholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Chairman, Dr. Ramin (“Ron”) Najafi, at 5980 Horton Street, Suite 550, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our Chairman will be primarily responsible for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.

PROPOSAL TWO:

AMENDMENT OF 2007 OMNIBUS INCENTIVE PLAN

The Board of Directors has adopted, and the shareholders have approved, our 2007 Omnibus Incentive Plan (the “2007 Plan”), a discretionary plan designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. The Board of Directors has adopted, subject to shareholder approval, an amendment to the 2007 Plan which would automatically increase the number of shares of common stock authorized for issuance under the plan every year, beginning January 2009, in an amount equal to the lesser of (a) 1,000,000 shares or (b) 4% of the number of shares of our common stock outstanding on the last day of the preceding year or (c) such lesser number as determined by our Board of Directors. The shareholders are being asked to approve the amendment.

The Board of Directors believes the amendment is necessary to assure that a sufficient reserve of our common stock remains continuously available under the 2007 Plan to allow us to continue to utilize equity incentives as and when necessary to attract and retain the services of key individuals essential to our long-term growth and financial success. Equity incentives play a significant role in our efforts to remain competitive in the market for talented individuals, and we rely on such incentives as a means to attract and retain highly qualified individuals in the positions vital to our success. As of March 31, 2008, there were options outstanding to purchase 3,105,002 shares of our common stock, granted under the 2007 Plan and our previous equity incentive plans, and 1,158,963 shares of common stock available for issuance pursuant to awards to be granted under our 2007 Plan.

We are required to obtain shareholder approval of the amendment under the rules of the American Stock Exchange. Such approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the 2007 Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which we would otherwise claim our tax deduction, our chief executive officer and our four other most highly paid executive officers.

This proposal, and the effectiveness of the amendment, will not affect awards already granted under the 2007 Plan or the shares currently reserved under the 2007 Plan; however, as indicated above, only 1,158,963 shares of common stock remain available for grant under the 2007 Plan as of March 31, 2008. If the amendment is approved by the shareholders at the Annual Meeting, the shareholders will suffer further dilution upon the exercise of future awards granted under the 2007 Plan.

Summary of 2007 Omnibus Incentive Plan

The following is a summary of the principal features of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan. A copy of the 2007 Plan, as amended and restated and proposed to be approved, is set forth in full as Appendix A to this proxy statement.

Administration. The Compensation Committee of the Board has the authority to administer the 2007 Plan. The Board may at any time appoint another committee of directors to administer the 2007 Plan provided that such committee is comprised of at least two or more independent directors. The committee administering the 2007 Plan (the “committee”) will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan. Subject to the provisions of the 2007 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan. In addition, the Board may exercise the powers of the committee at any time, but only to the extent it would not cause a loss of any benefits under Section 162(m) of the Code.

Eligible Participants. Any employee, officer, consultant, advisor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the committee, is eligible to receive an award under the 2007 Plan. Accordingly, each of our executive officers, directors and nominees for election as a director is eligible to receive awards under the 2007 Plan. However, any such grants will be made by the committee at its discretion.

Shares Available For Awards. An aggregate of 2,000,000 shares of our common stock have been reserved for issuance over the term of the 2007 Plan. We are seeking shareholder approval of an amendment which would automatically increase the number of shares of common stock authorized for issuance under the plan every year, beginning January 2009, in an amount equal to the lesser of (a) 1,000,000 shares or (b) 4% of the number of shares of our common stock outstanding on the last day of the preceding year or (c) such lesser number as determined by our Board of Directors.

The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we acquire. The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan. In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions. The 2007 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property;

•	dividend equivalents; and

•	other stock grants.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments. The exercise price per share under any stock option and the grant price of any SAR will be determined by the committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of our common stock. Determinations of fair market value under the 2007 Plan will be made in accordance with methods and procedures established by the committee. The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of our common stock.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the committee. The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. We receive no payment for the grant of an option. Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the committee. This type of SAR is sometimes described as a “stock only settled stock appreciation right”.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock at some future date determined by the committee. The committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) diluted earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total shareholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us to our shareholders, with respect to the number of shares determined by the committee. Dividend equivalents will be subject to other terms and conditions determined by the committee.

Stock Awards. The committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the committee and the 2007 Plan limitations.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2007 Plan will expire on the tenth anniversary of its adoption. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the committee may amend, alter or discontinue the 2007 Plan at any time, although shareholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the American Stock Exchange or any other securities exchange applicable to us, (ii) cause Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2007 Plan or (iii) cause us to be unable under the Internal Revenue Code to grant incentive stock options under the 2007 Plan.

Acceleration. The committee may permit accelerated vesting of an award upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the company.

Transferability of Awards. Unless otherwise provided by the committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Delivery of Shares for Tax Obligation. Under the 2007 Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will receive an income tax deduction in the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2007 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2007 Plan.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of our shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from $1,000,000 deduction limit. Grants of other awards under the 2007 Plan may not so qualify for this exemption. The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of our Board of Directors who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Shareholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval of the proposed amendment to the 2007 Plan.

Recommendation of Our Board of Directors

Our Board of Directors recommends that the shareholders vote “FOR” the approval of the amendment of the 2007 Omnibus Incentive Plan.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The accounting firm of Davidson & Company LLP (“Davidson”) was engaged to serve as our independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2007, and Davidson currently continues to serve in that capacity. A representative of Davidson is expected to be present at the Annual Meeting and will have the opportunity to make a brief presentation to the shareholders if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

The following table sets forth the fees billed to us by Davidson for the fiscal years ended December 31, 2006 and 2007:

	2006	2007
Audit Fees	$111,500	$115,486
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$111,500	$115,486

Audit Fees. Audit fees consisted of fees billed by Davidson for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements. Such fees included fees associated with the preparation and review of the registration statement on Form S-1 relating to our initial public offering completed in October 2007.

Audit-Related Fees. There were no fees billed by Davidson for audit-related services in 2006 or 2007.

Tax Fees. There were no fees billed by Davidson for tax services in 2006 or 2007.

All Other Fees. There were no fees billed by Davidson for other services in 2006 or 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by Davidson or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by Davidson for the fiscal years ended December 31, 2006 and 2007.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. (the “Company”) for the fiscal year ended December 31, 2007 included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007 with the Company’s management. The Audit Committee has discussed with the Company’s independent auditors, Davidson & Company LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees.

The Audit Committee has also received the written disclosures and the letter from Davidson & Company LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Davidson & Company LLP the independence of Davidson & Company LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

of the Board of Directors:

Charles J. Cashion

Paul E. Freiman

Tony D.S. Wicks

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of March 31, 2008.

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	49	Chairman of the Board, Chief Executive Officer and President
Thomas J. Paulson	61	Chief Financial Officer and Treasurer
John (“Jack”) O’Reilly	65	Senior Vice President, Corporate and Business Development and Director
Behzad Khosrovi, Ph.D.	64	Vice President, Research and Development
Colin Scott, MB, Ch.B.	56	Vice President, Clinical Research and Development

The following is certain biographical information regarding our executive officers. The biographies of Messrs. Najafi and O’Reilly appear earlier in this proxy statement. See “Proposal One: Election of Directors.”

Thomas J. Paulson has served as our Chief Financial Officer and Treasurer since January 2008. Prior to joining us, Mr. Paulson was a partner at Tatum LLC, an executive services and consulting firm which he joined in April 2007, and the President and Chief Executive Officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006. Immediately prior to forming the consulting firm, Mr. Paulson was Vice President-Finance, Chief Financial Officer and Secretary of Avigen, Inc., a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. From 1994 to 1996, Mr. Paulson was a consultant to several high-technology and biotechnology companies. From 1989 to 1994, Mr. Paulson served as Chief Financial Officer, Secretary and Treasurer of Neurogen Corporation, a publicly traded development stage biotechnology company. Mr. Paulson’s earlier career included financial positions at Ciba-Corning Diagnostics, Quidel Corporation and Abbott Laboratories. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Behzad Khosrovi, Ph.D. has served as our Vice President, Research & Development since November 2003. From 1998 to November 2003, Dr. Khosrovi was a consultant in the biotechnology industry, generally working with start-up companies in the San Francisco Bay Area. Dr. Khosrovi’s prior experience also includes serving as the Vice President of Development at Neurobiological Technologies, Inc. from 1992 to 1998 and at Cetus Corporation from 1976 to 1990. Dr. Khosrovi received an M.A. in natural science from Cambridge University and a Ph.D. in applied microbiology and biochemical engineering from Manchester University.

Colin Scott, MB, Ch.B. has served as our Vice President, Clinical Research and Development since January 2006. Prior to joining us, from October 2004 to December 2005, Dr. Scott was the Vice President, Drug Development for GlycoMimetics, a biotech company that specializes in the modification of carbohydrate/protein interactions. From June 2004 to September 2004, Dr. Scott was a consultant to several biopharmaceutical companies. From September 2002 to May 2004, Dr. Scott served as the Vice President, Clinical and Regulatory at Arriva Pharmaceuticals, Inc., a biopharmaceutical company focused on the development of anti-inflammatory therapies for respiratory indications. From March 2001 to May 2002, he served as the Vice President, Clinical of Emisphere Technologies, Inc., a biopharmaceutical company focused on developing oral forms of injectable drugs. Dr. Scott received a medical degree in pulmonology and infectious diseases from Glasgow University in Scotland.

Our executive officers are elected by our Board of Directors and serve at the discretion of our Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

Compensation Discussion and Analysis

The primary objective of our compensation policies and programs with respect to executive compensation is to serve our shareholders by attracting, retaining and motivating talented and qualified individuals to manage and lead our business. We focus on providing a competitive compensation package which provides significant short and long-term incentives for the achievement of measurable corporate and individual performance objectives. Decisions regarding executive compensation are ultimately determined by our Compensation Committee, who review a number of factors in their decisions, including recommendations of management. Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee.

In 2007, we paid our senior management through a mix of base salary, bonus and equity compensation at levels that we believed were comparable to executives of companies of similar size and stage of development. As a private company, our compensation plans were generally developed by our management and approved by our Board and Compensation Committee on an individual basis, utilizing a number of factors including publicly available data and our general business conditions and objectives. In connection with our initial public offering completed in October 2007, we retained an independent compensation consultant, Radford Surveys + Consulting, to assist us in various aspects of establishing a compensation program, including setting equity grant levels and bonus target amounts for our executives. In determining the compensation policies and structure for 2007 and 2008, our Compensation Committee considered the studies and survey data provided by Radford, which included compensation information from similarly situated, U.S.-based, publicly-traded biotechnology companies. We expect that in the future we may engage the services of other compensation consultants to review our policies and procedures with respect to executive compensation, or conduct annual benchmark reviews of our executive compensation or subscribe to additional surveys or reports to assist us in setting appropriate levels of compensation for our executives.

Elements of Executive Compensation

Base Salary

We seek to provide our senior management with a level of base salary in the form of cash compensation appropriate to their roles and responsibilities. Base salaries for our executives are established based on the executive’s qualifications, experience, scope of responsibilities, future potential and past performance, as well as the salaries paid by other companies for similar positions. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2008, base salaries for our Named Executive Officers were increased by approximately 3% to 15% from their 2007 salaries to the following: Dr. Najafi—$356,000; Mr. O’Reilly—$258,000, Dr. Khosrovi—$238,000 and Dr. Scott—$210,000.

Incentive Cash Bonuses

Our practice is to award incentive cash bonuses to our executive officers based upon their individual performance as well as business and strategic objectives of the company. For 2007, bonuses were awarded to our executive officers primarily based on their contributions to achieving specific development and other business goals. The bonuses paid to Named Executive Officers for 2007 ranged from 18% to 42% of their base salaries and totaled $305,036. The Compensation Committee may adopt more formal processes for incentive cash bonuses in the future, which may be based on achieving financial and operational goals and for achieving individual performance objectives.

Long-Term Equity Compensation

We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of stock-based awards. We have established equity incentive plans to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of shareholders. We normally grant our executive officers stock options upon their commencement of employment with us, which generally vest over a four year period, to provide a long-term incentive to such officers, provide them with an opportunity to obtain an ownership interest in our company and further align their interests with the interests of our shareholders. The Compensation Committee believes that the use of stock and stock-based awards promotes our overall executive compensation objectives and expects that equity incentives will continue to be a significant source of compensation for our executives.

Historically, we have issued stock options which may be exercised prior to vesting; however, the options granted since our initial public offering in October 2007 are generally exercisable only upon vesting. The stock options that we grant generally vest as to 25% of the shares underlying the grant on the first anniversary of the grant date, with the remainder vesting in 12 equal quarterly installments thereafter. In addition, these stock options generally will have a maximum term of ten years. We have not had a formalized policy as to the amount or timing of grants to executive officers. The Compensation Committee expects future grants will be made on a more structured and systematic basis, based on a number of factors, including individual performance, benchmark data, our strategic goals and our financial condition.

Other Compensation

Our executive officers are eligible to receive the same benefits, including non-cash group life and health benefits, that are available to all employees. Certain additional benefits may be provided to our executives such as a car allowance, but each on a case-by-case basis.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2005, 2006 and 2007 by (i) our Chief Executive Officer, (ii) our Chief Financial Officer as of December 31, 2007 and (iii) the two other persons who were serving as executive officers in 2007. The officers listed below are collectively referred to as the “Named Executive Officers” in this proxy statement.

Name	Fiscal Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Ramin (“Ron”) Najafi, Ph.D.	2007	$319,999	$135,680	$3,017	$616	$459,312
Chairman, CEO and President	2006 2005	240,000 200,000	48,000 —	— —	25,691 —	313,691 200,000

John (“Jack”) O’Reilly(3)	2007	225,000	74,115	1,207	433	300,755
Sr. VP, Corporate and Business Development and Former CFO	2006 2005	198,500 152,000	33,750 —	— —	14,482 —	246,732 152,000

Behzad Khosrovi, Ph.D.	2007	231,249	60,241	905	8,820	301,215
VP, Research and Development	2006 2005	172,200 150,000	31,219 —	— —	12,202 —	215,621 150,000

Colin Scott, MB, Ch.B.(4)	2007	200,000	35,000	21,480	—	256,480
VP, Clinical Research and Development	2006 2005	195,800 —	20,000 —	25,721 —	— —	241,521 —

(1)

Represents the expense recognized by us for the applicable fiscal year for stock options, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 10 to our consolidated financial statements in our annual report for the year ended December 31, 2007 (the “Annual Report”) regarding assumptions underlying valuation of equity awards. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(2)	These amounts represent cash compensation for accrued and unused vacation leave entitlements.
(3)	Mr. O’Reilly served as our Chief Financial Officer and Treasurer until January 2008.
(4)	Dr. Scott was not employed by us prior to fiscal year 2006.

Grants of Plan-Based Awards

In 2007, our Named Executive Officers were awarded stock options under our 2007 Omnibus Incentive Plan at an exercise price per share equal to the closing sales price of our common stock on the American Stock Exchange on the date of the grant. These options are not exercisable until vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 31, 2008. Except for the option granted to Dr. Najafi, the options awarded were incentive stock options, to the extent permissible under the Internal Revenue Code. The option granted to Dr. Najafi was a non-qualified stock option.

The following table presents information concerning grants of plan-based awards to each of the Named Executive Officers during 2007.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards(1)
Ramin (“Ron”) Najafi, Ph.D.	12/14/07	125,000	$3.56	$2.29
Chairman, CEO and President

John (“Jack”) O’Reilly(2)	12/14/07	50,000	3.56	2.29
Sr. VP, Corporate and Business Development and Former CFO

Behzad Khosrovi, Ph.D.	12/14/07	37,500	3.56	2.29
VP, Research and Development

Colin Scott, MB, Ch.B.	12/14/07	37,500	3.56	2.29
VP, Clinical Research and Development

(1)

Represents the grant date fair value of the stock options granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 10 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report. The amounts listed represent the total share-based compensation to be recognized by us over the vesting period.

(2)	Mr. O’Reilly served as our Chief Financial Officer and Treasurer until January 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2007. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Omnibus Incentive Plan thereafter. All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and, except as otherwise noted below, vest as to 25% of the shares underlying the grant on the first anniversary of the grant date, with the remainder vesting in 12 equal quarterly installments thereafter over the three year period following the first anniversary of the date of grant. The options granted under our 2007 Plan are not exercisable until they have vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Ramin (“Ron”) Najafi, Ph.D.	—		125,000	—	$3.56	12/13/17
Chairman, CEO and President

John (“Jack”) O’Reilly(1)	350,000	(2)	—	—	0.20	02/21/12
Sr. VP, Corporate and Business Development and Former CFO	53,191 —	(3)	— 50,000	— —	0.94 3.56	01/22/09 12/13/17

Behzad Khosrovi, Ph.D.	200,000	(4)	—	—	0.30	01/29/14
VP, Research and Development	—		37,500	—	3.56	12/13/17

Colin Scott, MB, Ch.B.	100,000	(5)	—	—	1.20	01/17/16
VP, Clinical Research and Development	—		37,500	—	3.56	12/13/17

(1)	Mr. O’Reilly served as our Chief Financial Officer and Treasurer until January 2008.
(2)

In May 2002, Mr. O’Reilly was granted an option to purchase an aggregate of 350,000 shares of our common stock. 50,000 shares subject to such option were fully vested as of the date of grant. The remaining 300,000 shares were to vest upon reaching certain company milestones, all of which were reached as of December 31, 2007. The option was fully vested as of December 31, 2007.

(3)	The option was fully vested as to all shares upon the date of grant.
(4)

In January 2004, Dr. Khosrovi was granted an option to purchase an aggregate of 200,000 shares of our common stock. 25,000 shares subject to such option were fully vested as of the date of grant. The remaining shares were to vest upon reaching certain company milestones, including full vesting upon the completion of our initial public offering. The option was fully vested as of December 31, 2007.

(5)

In January 2006, Dr. Scott was granted an option to purchase an aggregate of 100,000 shares of our common stock. The option vests in equal quarterly installments over four years on the first day of each quarter, provided that Dr. Scott continues to provide services to us. Upon a change in control of NovaBay, all unvested shares subject to the option will immediately vest.

Option Exercises and Stock Vested

None of the Named Executive Officers exercised any options to purchase our common stock or became vested in restricted stock during the year ended December 31, 2007.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-Qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Employment Contracts and Termination of Employment and Change of Control Arrangements

We entered into a five year employment agreement, effective as of January 2007, with each of our executive officers. Pursuant to the terms of these agreements, the annual salaries for these officers will be at least the following, subject to periodic increase at the discretion of our board of directors: Ramin (“Ron”) Najafi—$320,000; John (“Jack”) O’Reilly—$225,000; Behzad Khosrovi—$208,125; and Colin Scott—$200,000. Each of the officers are also entitled to five weeks of vacation and to participate in all our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the board. In the event any such officer’s employment is terminated for any reason other than for cause, then we will be required to pay to the applicable officer an amount equal to one year’s salary (18 months’ salary for Mr. Najafi) at such officer’s salary rate as then in effect plus an amount equal to the bonus which was paid to such officer for his services during the previous calendar year. Such amounts will be paid in two equal installments, the first on the first day of the seventh month after the date of termination and the second installment on the first day of the thirteenth month after the date of termination. If a triggering event under the severance provisions of these employment agreements had occurred on the last business day of 2007, then the Named Executive Officers would have been entitled to the following payments, paid in two equal installments: Dr. Najafi—$479,999; Mr. O’Reilly—$225,000; Dr. Khosrovi—$211,979; and Dr. Scott—$200,000. In the event that any of Messrs. Najafi, O’Reilly, Khosrovi or Scott is terminated for cause, then we will be required to pay to the applicable officer a lump sum of $15,000 within 60 days of the termination.

We also entered into a four year employment agreement with Mr. Paulson effective January 2008. Pursuant to the terms of the agreement, the annual salary for Mr. Paulson will be $250,000, subject to periodic adjustment at the discretion of our board of directors, provided that his then current annual salary cannot be reduced without his consent. Mr. Paulson is also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the board. Although Mr. Paulson will be employed on an at-will basis, in the event that his employment is terminated for any reason other than for cause, then we will be required to pay him an amount equal to up to one year’s salary at his salary rate as then in effect plus an amount equal to the bonus which was paid to him for his services during the previous calendar year. Such amounts will be paid within approximately six to 12 months, depending on the amounts to be paid. In the event that Mr. Paulson is terminated for cause after at least 12 months of employment with us, then we will be required to pay him a lump sum of $15,000 within 60 days of the termination.

Dr. Scott was granted a stock option in January 2006 to purchase up to 100,000 shares of our common stock at an exercise price of $1.20 per share. Upon a change in control of NovaBay, all unvested shares subject to the option will immediately vest in full. If a triggering transaction had occurred as of the last business day of fiscal year 2007, 50,000 of the shares subject to the option, which had not vested as of December 31, 2007, would have become vested.

Mr. Paulson was granted a stock option in January 2008 to purchase up to 200,000 shares of our common stock at an exercise price of $3.80 per share. The option is immediately exercisable prior to vesting, and vests over four years, subject to his continued employment, with 25% of the option vesting on the one year anniversary of his hire date and the remainder vesting in equal quarterly installments over the following 36 months. Upon a change in control of NovaBay, all unvested shares subject to the option will immediately vest in full.

Director Compensation

The compensation and benefits for services as a member of our Board of Directors is determined by our Board of Directors. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and committees of our Board of Directors.

In March 2007, our Board of Directors approved a director compensation plan (the “Directors Plan”), which was approved by our shareholders in April 2007 and became effective upon the completion of our initial public offering in October 2007. Under the Directors Plan, our non-employee directors receive cash and shares of our common stock for each meeting of the Board and for each meeting of a committee of the Board that such director attends, up to the maximums set forth below. The number of shares of common stock actually received for any meeting is based on the market value of the stock on the date of the meeting, subject to a minimum per share price. The chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee receive higher compensation than other members of such committees for attending committee meetings.

The table below sets forth the amounts received or to be received pursuant to the Directors Plan by the non-employee directors for attending meetings of the Board and of Board committees for the years 2007 and 2008.

Year	Board Meetings	Chairperson of Committee for Committee Meetings	All Other Members for Committee Meetings
2007	$1,400 in cash and $2,100 in common stock per meeting (maximum of $8,400 in cash and $12,600 in stock for the year)	$600 in cash and $900 in common stock per meeting (maximum of $3,000 in cash and $4,500 in stock for the year)	$300 in cash and $450 in common stock per meeting (maximum of $1,500 in cash and $2,250 in stock for the year)

2008	$1,800 in cash and $2,700 in common stock per meeting (maximum of $10,800 in cash and $16,200 in stock for the year)	$800 in cash and $1,200 in common stock per meeting (maximum of $4,000 in cash and $6,000 in stock for the year)	$400 in cash and $600 in common stock per meeting (maximum of $2,000 in cash and $3,000 in stock for the year)

Non-employee directors are also eligible to participate in our equity incentive plans and may be granted awards under such plans, at the discretion of our Board. Under the Directors Plan, the Board may grant stock options to newly elected non-employee directors upon their first appointment or election to the Board. If granted, such options will have an exercise price per share equal to the fair market value of our common stock on the date of grant and will vest one-third at the end of the first year and one-twelfth at the end of each calendar quarter after the end of the first year, subject to the director’s continuing service on our Board. Options that have been previously granted to the non-employee directors will continue to vest in accordance with their respective terms.

In addition, upon the completion of our initial public offering in October 2007, non-employee directors who were serving on committees of our Board also received a one-time payment of $5,000 per committee for their service through such date as a member of our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee. Chairpersons of such committees each received $10,000 for such service in lieu of the $5,000 payment.

The compensation received during 2007 by each director who is not a Named Executive Officer is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Charles J. Cashion	$13,400	$5,096	$30,819	$49,315
Anthony Dailley	8,700	5,542	20,129	34,371
Paul E. Freiman	17,600	3,891	23,019	44,510
T. Alex McPherson	18,700	5,542	34,294	58,536
Robert R. Tufts	1,400	2,099	19,654	23,153
Tony D.S. Wicks	24,900	7,342	19,654	51,896

(1)	All stock awards were fully vested upon grant. No options were granted to our non-employee directors in 2007.

(2)

The amounts listed represent the expense recognized by us for fiscal year 2007 for the equity awards granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 10 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of our Board of Directors during the fiscal year ended December 31, 2007 were Messrs. Wicks, Dailley, Freiman and McPherson. None of the members of our Compensation Committee at any time has been one of our officers or employees or an officer or employee of one of our subsidiaries at any time during the fiscal year ended December 31, 2007. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with the management of NovaBay Pharmaceuticals, Inc. the Compensation Discussion and Analysis to be included in the proxy statement on Schedule 14A for our 2008 Annual Meeting of Shareholders. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such proxy statement and incorporated by reference into our annual report on Form 10-K for the year ended December 31, 2007.

Submitted by the Compensation Committee

of the Board of Directors:

Tony D.S. Wicks

Anthony Dailley

Paul E. Freiman

T. Alex McPherson

OWNERSHIP OF SECURITIES BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of March 31, 2008 regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;

•	each Named Executive Officer and each other executive officer;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 21,300,218 shares of common stock outstanding as of March 31, 2008. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following March 31, 2008 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	Percent of Class
Ramin (“Ron”) Najafi, Ph.D.(2)	3,121,100	14.7%
John (“Jack”) O’Reilly(3)	403,191	1.9
Thomas J. Paulson(4)	202,000	*
Behzad Khosrovi, Ph.D.(5)	335,500	1.6
Colin Scott, MB, Ch.B.(3)	100,000	*
Charles J. Cashion(6)	86,743	*
Anthony Dailley, DDS(7)	313,142	1.5
Paul E. Freiman(8)	169,602	*
T. Alex McPherson, MD, Ph.D.(9)	84,987	*
Robert R. Tufts(10)	300,746	1.4
Tony D.S. Wicks(11)	239,771	1.1
All directors and executive officers as a group (11 persons)(12)	5,356,782	23.5%

*	Less than 1%.
(1)	The address for each of the persons listed is c/o NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.
(2)	Includes 3,117,500 shares of common stock held by the Najafi Family Trust dated September 13, 2006, of which Dr. Najafi and his spouse are the trustees.
(3)	Consists solely of shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.
(4)	Includes 200,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.
(5)

Includes (i) 500 shares held by the Behzad and Dorothy Khozrovi Revocable Trust U/A 7/13/2004 and (ii) 200,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(6)

Consists of (i) 4,743 shares held by the Charles J. Cashion and Martha Diane Cashion Trust dated July 27, 1998, and (ii) 82,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(7)

Includes (i) 141,962 shares held by the Anthony and Terry Dailley Trust, of which Mr. Dailley and his spouse are trustees, (ii) 10,180 shares held by the Anthony Dailley DDS Profit Sharing Plan, of which Mr. Dailley is the trustee, and (iii) 86,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(8)

Includes (i) 29,602 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees, and (ii) 140,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(9)

Includes (i) 500 shares held by the McPherson Family Trust and (ii) 71,500 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(10)

Consists of (i) 200,246 shares held by the Robert R. Tufts and Joyce A. Tufts Trust dated September 18, 1987, of which Mr. Tufts and his spouse are trustees, and (ii) 100,500 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(11)

Consists of (i) 135,771 shares held by the Tony D. Wicks and Anne K. Wicks Revocable Trust, of which Mr. Wicks and his spouse are trustees, and (ii) 104,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

(12)	Includes 1,487,191 shares of common stock issuable upon exercise of outstanding options which are exercisable as of March 31, 2008 or within 60 days after such date.

EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2007 with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	2,896,002	$1.57	1,398,880
Equity compensation plans not approved by security holders(2)	152,270	$1.71	—

Total	3,048,272	$1.58	1,398,880

(1)

Consists of our 2002 Stock Option Plan, 2005 Stock Option Plan and 2007 Omnibus Incentive Plan (collectively, the “Plans”). No additional option grants are being made under the 2002 Plan and the 2005 Plan. The 2007 Plan became effective in October 2007, and 2,000,000 shares were initially reserved for issuance under that plan.

(2)

Consists of non-qualified stock options granted outside of our Plans as compensation for services rendered to us in connection with a private placement of our preferred stock. These options were fully vested and exercisable upon grant and expire in March 2015. The exercise prices for such options range from $1.70 to $1.87 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since December 31, 2007, there has not been any transaction, nor is there any proposed transaction, to which we were or will be a party, in which the amount involved exceeded or will exceed $120,000 or which had or will have a material affect on us, and in which any director, executive officer, holder of more than 5% of any class of our voting securities or any associate, affiliate or member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Executive Compensation and Other Information” and the transactions described below.

Policies and Procedures

Pursuant to the written charter of our Audit Committee, our Audit Committee of the Board of Directors is responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving a principal shareholder, a member of the board of directors or senior management. In addition, our Code of Ethics and Business Conduct requires that our officers and employees use good judgment to adhere to high ethical standards with respect to situations that create an actual or potential conflict between such person’s personal interests and the interests of the company.

Transactions with Related Parties

We have entered into, or intend to enter into, indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under California law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates. NovaBay Pharmaceuticals, Inc. currently issues stock to its directors each time they convene for a board or a committee meeting. During the fiscal year ended December 31, 2007, the Form 4 filings for Messrs. Dailley, Freiman, McPherson and Wicks, for stock grants received by them for their attendance at a Board committee meeting held on December 7, 2007, were not filed within two business days of the grant date. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2007 and the written representations received from the reporting persons that no other reports were required, we believe that, except as indicated in the foregoing sentence, all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2007 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to our corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF

SHAREHOLDER PROPOSALS OR NOMINATIONS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”). Shareholder proposals that are intended to be presented at our 2009 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us between December 3, 2008 and January 2, 2009.

If the date of the 2009 Annual Meeting is not within 30 days of the anniversary of the 2008 Annual Meeting of Shareholders (a situation that we do not anticipate), the shareholder must submit any such proposal not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Shareholders are advised to review our bylaws which contain the advance notice requirements with respect to shareholder proposals and director nominations.

In addition, with respect to any proposal that a shareholder presents at the 2009 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our corporate Secretary, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. It is recommended that shareholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the shareholders arises, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

By Order of the Board of Directors,

Ramin (“Ron”) Najafi, Ph.D. Chairman of the Board, Chief Executive Officer and President

Appendix A

NOVABAY PHARMACEUTICALS, INC.

2007 OMNIBUS INCENTIVE PLAN

(as amended and restated on April 16, 2008)

Table of Contents

Section 1.	Purpose	1

Section 2.	Definitions	1

Section 3.	Administration	3
(a)	Power and Authority of the Committee	3
(b)	Power and Authority of the Board	4

Section 4.	Shares Available for Awards	4
(a)	Shares Available	4
(b)	Accounting for Awards	4
(c)	Adjustments	5
(d)	Section 162(m) Award Limitations Under the Plan	5

Section 5.	Eligibility	5

Section 6.	Awards	5
(a)	Options	5
(b)	Stock Appreciation Rights	6
(c)	Restricted Stock and Restricted Stock Units	7
(d)	Performance Awards	7
(e)	Dividend Equivalents	7
(f)	Other Stock Grants	7
(g)	Other Stock-Based Awards	8
(h)	General	8

Section 7.	Amendment and Termination; Adjustments	9
(a)	Amendments to the Plan	9
(b)	Amendments to Awards	10
(c)	Correction of Defects, Omissions and Inconsistencies	10

Section 8.	Income Tax Withholding	10

Section 9.	General Provisions	10
(a)	No Rights to Awards	10
(b)	Award Agreements	10
(c)	Plan Provisions Control	10
(d)	No Rights of Shareholders	11
(e)	No Limit on Other Compensation Arrangements	11
(f)	No Right to Employment	11
(g)	Governing Law	11
(h)	Severability	11
(i)	No Trust or Fund Created	11
(j)	Other Benefits	11
(k)	No Fractional Shares	11
(l)	Headings	12
(m)	Section 16 Compliance; Section 162(m) Administration	12
(n)	Conditions Precedent to Issuance of Shares	12

Section 10.	Effective Date of the Plan	12

Section 11.	Term of the Plan	12

i

NOVABAY PHARMACEUTICALS, INC.

2007 OMNIBUS INCENTIVE PLAN

(as amended and restated on April 16, 2008)

Section 1.    Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.    Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director” and an “Outside Director.”

(g) “Company” shall mean NovaBay Pharmaceuticals, Inc., a California corporation, and any successor corporation.

(h) “Director” shall mean a member of the Board, including any Non-Employee Director.

(i) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j) “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the American Stock Exchange, the closing price of one Share as reported on the American Stock Exchange on such date or, if the American Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(m) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(n) “Insider” shall mean (i) an insider (as defined in Section 1 of the Securities Act (Ontario)), except that a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary or an affiliate (as defined in Sections 1(2) and 1(4), respectively, of the Securities Act (Ontario)) of the Company shall not be an insider for purposes hereof, unless such director or senior officer: (1) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or material changes are generally disclosed, (2) is a director or senior officer of a major subsidiary (as defined in National Instrument 55-101 - Insider Reporting Exemptions) or (3) is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate of the Company; and (ii) an associate (as defined in Section 1(1) of the Securities Act (Ontario)) or affiliate of any person who is an insider by virtue of the preceding clause (i).

(o) “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

(p) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(q) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(r) “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(s) “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(t) “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(u) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(v) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(w) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the

2

applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(x) “Permanent Disability” shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(y) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(z) “Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(aa) “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(bb) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(cc) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(dd) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(ee) “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(ff) “Securities Act” shall mean the Securities Act of 1933, as amended.

(gg) “Service” shall mean the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

(hh) “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(ii) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board. Subject to the express provisions of the Plan and to applicable law and other applicable stock exchange rules, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions

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relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m).

Section 4.    Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 2,000,000, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 equal to (i) the lesser of (A) 1,000,000 shares of Common Stock or (B) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,000,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

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(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the forgoing, any adjustments made pursuant to this Section 4(c) shall be subject to any prior approvals as may be required of any relevant stock exchanges on which the Company’s securities are then traded or any other applicable regulatory authorities.

(d) Section 162(m) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan which is intended to represent “qualified performance based compensation” with the meaning of Section 162(m) of the Code, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

Section 5.    Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or

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deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement. Any repurchases must be made in compliance with the relevant provisions of California law.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive[, as determined by the Committee, cash or] a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

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(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director, as the case may be (all as determined under criteria established by the Committee), during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company;

provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”). Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

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(g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h) General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law and any applicable stock exchange rules.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be

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pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Black-Out Periods. Except for Incentive Stock Options issued pursuant to Section 6(a)(iv), if an Award expires during, or within five business days after, a trading black-out period imposed by the Company to restrict trades in the Company’s securities, then, notwithstanding any other provision of the Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Company.

(vi) Term of Awards. Subject to Sections 6(a)(iv)(C) and 6(h)(v), the term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vii) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded, including the American Stock Exchange and the Toronto Stock Exchange. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

(viii) Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

Section 7.    Amendment and Termination; Adjustments

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan;

(v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code; or

(vi) increase the aggregate number of Common Shares in respect of which Awards have been granted and remain outstanding so as to result in: (A) the number of Common Shares reserved for issuance to Insiders pursuant to Awards exceeding 10% of the issued and outstanding Common Shares or (B) the issuance to Insiders pursuant to Awards, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares.

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(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Notwithstanding the forgoing, no amendments shall be made to any granted Awards to (i) reduce the exercise price of Option, or cancel and reissue any Options so as to in effect reduce the exercise price of Options, for the benefit of Insiders or (ii) extend the termination date beyond the original expiration date for the benefit of Insiders without first obtaining approval of the shareholders in accordance with the requirements of applicable stock exchange rules; and no action shall be taken with respect to granted Options without the consent of the optionee, unless the Board determines that such action does not materially alter or impair such Option.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

(a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

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(d) No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of California.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

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(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable Canadian securities laws, the requirements of any applicable stock exchange and the California General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.    Effective Date of the Plan

The Plan became effective on October 24, 2007.

Section 11.    Term of the Plan

No Award shall be granted under the Plan after (a) March 17, 2017, or (b) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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PROXY

NOVABAY PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of NOVABAY PHARMACEUTICALS, INC. (the “Company”) hereby appoints RAMIN (“RON”) NAJAFI and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 5, 2008 at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608 and at any adjournment or postponement thereof, and to vote all shares of the Company’s common stock held of record by the undersigned on April 21, 2008, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Shareholders, the proxy statement and the annual report on Form 10-K for the year ended December 31, 2007, which were furnished with this proxy.

(continued and to be signed on the reverse side)

(continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1.	Election of Class I Directors.

Nominees standing for election:

Anthony Dailley	☐ FOR	☐ WITHHOLD AUTHORITY

John (“Jack”) O’Reilly	☐ FOR	☐ WITHHOLD AUTHORITY

Robert R. Tufts	☐ FOR	☐ WITHHOLD AUTHORITY

2.

Amendment of the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan to automatically increase the number of shares of common stock authorized for issuance under the plan every year, beginning January 2009, by the lesser of (a) 1,000,000 shares or (b) 4% of the number of shares of common stock outstanding on the last day of the preceding year or (c) such lesser number as determined by the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Date:

Signature

Signature

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.